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                          VAN KAMPEN AMERICAN CAPITAL
                     SUPPLEMENT DATED MARCH 9, 1998 TO THE
                      PROSPECTUS DATED SEPTEMBER 28, 1997
                               VKAC RESERVE FUND
                       PROSPECTUS DATED OCTOBER 28, 1997
                            VKAC TAX FREE MONEY FUND

    The section of the Prospectus captioned "PURCHASE OF SHARES" hereby is supplemented by adding the following:

INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone ACCESS at (800) 421-6714 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. ACCESS furnishes the investor with an account number. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, ABA-011000028, attention ACCESS/VKAC ______ Fund Account No. 9900-446-7. The investor should then immediately mail a properly completed application form accompanied by this Prospectus to ACCESS. To receive immediate credit to an account, the investor must call ACCESS, at the telephone number listed above, by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.

INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed application form to ACCESS.

SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive immediate credit to an account, the investor must call ACCESS at (800) 421-6714 by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.

SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments in the amount of $25 or more may be sent to ACCESS, indicating the account registration and account number.
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    The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.